As Filed with the Securities and Exchange Commission on May 23, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 15, 2006

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================

ITEM 8.01.  OTHER EVENTS.

On May 15, 2006, the Regular Trustees (the "Trustees") of BAC Capital Trust XI (the "Trust") approved the public offering of 1,000,000 of the Trust's 6⅝% Capital Securities (liquidation amount $1,000 per security) having an aggregate initial offering price of $1,000,000,000 (the "Capital Securities") to various underwriters pursuant to an Underwriting Agreement dated as of May 15, 2006 and otherwise established the terms and conditions of the Capital Securities.  The Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust.  In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to Bank of America Corporation (the "Corporation" and together with the Trust, the "Registrants") and otherwise established the terms and conditions of the Common Securities.  The Trustees also authorized the investment of the combined proceeds from the sale of the Capital Securities and the Common Securities in the Corporation's 6⅝% Junior Subordinated Notes, due 2036 (the "Junior Subordinated Notes") issued under the terms of a Restated Indenture dated as of November 1, 2001 and supplemented by an Eleventh Supplemental Indenture dated as of May 23, 2006.  The Underwriting Agreement is included as Exhibit 1.1 hereto.

By written consent dated May 15, 2006, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of  the Junior Subordinated Notes in an aggregate principal amount of $1,031,000,000 and otherwise established the terms and conditions of the Junior Subordinated Notes.

The terms of the offering, the Capital Securities, the Common Securities and the Junior Subordinated Notes are described in the Registrants' Prospectus dated May 5, 2005 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Preliminary Prospectus Supplement dated May 15, 2006 and a Final Prospectus Supplement dated May 15, 2006.  The sale of the 1,000,000 Capital Securities closed on May 23, 2006.

The Capital Securities were issued pursuant to a Registration Statement on Form S-3 (File No. 333-123714, 333-123714-01, 333-123714-02, 333-123714-03, 333-123714-04, 333-123714-05 and 333-123714-06) (the "Registration Statement") on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  The Registration Statement registered up to $5,000,000,000 aggregate initial offering price of preferred securities of BAC Capital Trust VII, BAC Capital Trust VIII, BAC Capital Trust IX, BAC Capital Trust X, BAC Capital Trust XI, and BAC Capital Trust XII and the Junior Subordinated Notes, together with related guarantees of such preferred securities by the Corporation.  The Registration Statement was declared effective on May 5, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated May 15, 2006 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Subordinated Note (included in Exhibit 4.3)
4.3	Eleventh Supplemental Indenture to be used in connection with the issuance of Junior Subordinated Notes dated as of May 23, 2006
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust XI dated as of May 15, 2006
4.5	Capital Securities Guarantee Agreement dated as of May 23, 2006
99.1	News Release disseminated on May 15, 2006 regarding the sale of the Capital Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                         TERESA M. BRENNER
                                                                                         Associate General Counsel

Dated:  May 23, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated May 15, 2006 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Subordinated Note (included in Exhibit 4.3)
4.3	Eleventh Supplemental Indenture to be used in connection with the issuance of Junior Subordinated Notes dated as of May 23, 2006
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust XI dated as of May 15, 2006
4.5	Capital Securities Guarantee Agreement dated as of May 18, 2006
99.1	News Release disseminated on May 15, 2006 regarding the sale of the Capital Securities